UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 17, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 17, 2022, BeiGene, Ltd. ("BeiGene") announced that the European Commission has approved BRUKINSA® (zanubrutinib) for the treatment of adult patients with treatment-naïve or relapsed/refractory chronic lymphocytic leukemia. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 22, 2022, BeiGene announced that the results of the final progression free survival analysis of the ALPINE trial will be presented at a late-breaking oral presentation session at the 64th American Society of Hematology Annual Meeting in New Orleans. ALPINE is a global Phase 3 trial comparing BRUKINSA® (zanubrutinib) with IMBRUVICA® (ibrutinib) in patients with relapsed/refractory chronic lymphocytic leukemia or small lymphocytic leukemia. The results will be presented at 10:15 am CST during the late-breaking abstract session on Tuesday, December 13, 2022 in the Ernest N. Morial Convention Center, Hall E. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1
Press release titled "BeiGene Receives European Commission Approval for BRUKINSA® (zanubrutinib) for the Treatment of Adults with Chronic Lymphocytic Leukemia " issued by BeiGene, Ltd. on November 17, 2022

99.2
Press release titled "BeiGene to Present Final PFS Results from ALPINE Trial Demonstrating Superior PFS for BRUKINSA® Versus IMBRUVICA® in Late-Breaking Oral Session at ASH 2022" issued by BeiGene, Ltd. on November 22, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
99.1
Press release titled "BeiGene Receives European Commission Approval for BRUKINSA® (zanubrutinib) for the Treatment of Adults with Chronic Lymphocytic Leukemia " issued by BeiGene, Ltd. on November 17, 2022

99.2
Press release titled "BeiGene to Present Final PFS Results from ALPINE Trial Demonstrating Superior PFS for BRUKINSA® Versus IMBRUVICA® in Late-Breaking Oral Session at ASH 2022" issued by BeiGene, Ltd. on November 22, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: November 22, 2022	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel